                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a- 6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                          Hillenbrand Industries, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1) Amount previously paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

                             HILLENBRAND INDUSTRIES


                            NOTICE OF ANNUAL MEETING

                          TO BE HELD FEBRUARY 13, 2003


         The annual meeting of shareholders of Hillenbrand Industries, Inc., an Indiana corporation, 700 State Route 46 East, Batesville, Indiana 47006-8835, will be held at the Sherman House, 35 South Main Street, Batesville, Indiana 47006-0067, on Thursday, February 13, 2003, at 10:00 a.m., local time (Eastern Standard Time), for the following purposes:

         (1)      To elect four members to the Board of Directors;

         (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of Hillenbrand Industries, Inc.; and

         (3) To transact such other business as may properly come before the meeting and any adjournment of the meeting.

         The Board of Directors has fixed the close of business on December 17, 2002, as the record date for determining which shareholders are entitled to notice of and to vote at the meeting.

                               By Order of the Board of Directors



                               Patrick D. de Maynadier
                               Secretary

January 13, 2003

                                TABLE OF CONTENTS

                                                                            PAGE

VOTING........................................................................1

ELECTION OF DIRECTORS.........................................................2

ABOUT THE BOARD OF DIRECTORS (INCLUDING DIRECTOR COMPENSATION)................6

EXECUTIVE COMPENSATION.......................................................14

EQUITY COMPENSATION PLAN INFORMATION.........................................19

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE'S REPORT...................19

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..................23

COMPANY STOCK PERFORMANCE....................................................23

AUDIT COMMITTEE'S REPORT.....................................................24

RATIFICATION OF APPOINTMENT OF AUDITORS......................................25

COST OF SOLICITATION.........................................................26

SHAREHOLDER PROPOSALS........................................................26

INCORPORATION BY REFERENCE...................................................27


HILLENBRAND INDUSTRIES, INC. CORPORATE GOVERNANCE STANDARDS FOR
BOARD OF DIRECTORS..........................................................A-1

HILLENBRAND INDUSTRIES, INC. AUDIT COMMITTEE CHARTER........................B-1

                             HILLENBRAND INDUSTRIES

                                 PROXY STATEMENT

         This proxy statement relates to the solicitation by the Board of Directors of Hillenbrand Industries, Inc. (the "Company"), 700 State Route 46 East, Batesville, Indiana 47006-8835, telephone (812) 934-7000, of proxies for use at the annual meeting of the Company's shareholders to be held at the Sherman House, 35 South Main Street, Batesville, Indiana 47006-0067, on Thursday, February 13, 2003, at 10:00 a.m., local time (Eastern Standard Time), and at any adjournments of the meeting. This proxy statement and the enclosed form of proxy were mailed initially to shareholders on or about January 13, 2003. All shares represented by these proxies will be voted at this meeting in accordance with instructions given by shareholders. Where no instructions are given the shares will be voted (1) in favor of the election of the Board of Directors' nominees for four directors; (2) in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company; and (3) in the discretion of the proxy holder upon such other business as may properly come before the meeting.

         The purpose of the annual meeting is to vote upon the matters set forth above. The Board of Directors is not aware of any other business that may come before the meeting.

                                     VOTING

         The close of business on December 17, 2002, has been fixed as the record date for determining which shareholders are entitled to notice of and to vote at the annual meeting. On December 17, 2002, there were 61,703,410 shares of the Company's common stock issued and outstanding. Each share of common stock is entitled to one vote with respect to every matter submitted to a vote at the meeting. Votes cast by proxy, whether by proxy card, telephone or the internet, or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting. If you submit your proxy by telephone or via the internet, you should not return your proxy card. Instructions for submitting proxies by telephone or the internet are set forth on the enclosed proxy card. If you choose to submit your proxy by mail, please sign, date and return the proxy card in the envelope provided. A proxy may be revoked at any time before it is voted at the meeting by submitting written notice of revocation to the Secretary of the Company or by submitting another timely proxy by telephone, internet or mail. If you hold shares through a broker or other custodian, please check the voting instructions used by that broker or custodian.

         VOTES NECESSARY TO ADOPT PROPOSALS. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at a meeting at which a quorum is present. Ratification of the appointment of the auditors and any other matter that comes before the meeting will be approved if the votes cast favoring the action exceed the votes cast opposing the action.

                  A majority of the shares issued and outstanding constitutes a quorum. Under Indiana law, once a share is represented for any purpose at a meeting it is deemed present for quorum purposes for the remainder of the meeting. Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for one or more of the director nominees will result in fewer votes being cast with respect to a particular issue or nominee. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power for that matter and has not received instructions from the beneficial owner. In the absence of such instructions, brokers have discretionary voting power for matters such as the election of directors and the ratification of auditors but not for certain other matters.

                              ELECTION OF DIRECTORS

         The Articles of Incorporation and the Code of By-laws of the Company provide that members of the Board of Directors shall be classified with respect to the terms that they shall serve by dividing them into three classes. Each class consists of three members. At the upcoming annual meeting, one member of the Board of Directors in Class II shall be elected for a one-year term expiring at the 2004 annual meeting, and three members in Class I shall be elected for three-year terms expiring at the 2006 annual meeting, or until their successors are duly elected and qualified. The remaining two directors in Class II and three directors in Class III were each previously elected to three-year terms expiring at the 2004 and 2005 annual meetings, respectively. On May 16, 2002, Peter F. Coffaro, Edward S. Davis and Leonard Granoff announced their resignations from the Board of Directors of the Company. Following the announcement of these resignations, the Code of By-laws of the Company was amended to reduce the number of Class I members from four to three and to increase the number of Class II members from two to three. On May 17, 2002, Rolf
A. Classon and Charles E. Golden were elected by the Board of Directors to fill the two vacant positions in Class I, and Peter H. Soderberg was elected by the Board of Directors to fill the vacancy in Class II.

         Unless authority is withheld, all shares represented by proxies submitted pursuant to this solicitation will be voted in favor of electing as directors the nominees listed for the terms indicated. If any of these nominees should be unable to serve, shares represented by proxies may be voted for a substitute nominee selected by the Board of Directors, or the Board of Directors may amend the Code of By-laws of the Company to reduce the number of directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES:

                                     CLASS I

Nominees to be elected to serve three-year terms expiring at the 2006 annual meeting:

                                                                                            SHARES(1)
                                                                      SERVED AS A    BENEFICIALLY OWNED AS OF   PERCENT OF TOTAL
NAME                   AGE            PRINCIPAL OCCUPATION           DIRECTOR SINCE     DECEMBER 17, 2002      SHARES OUTSTANDING
----                   ---     ----------------------------------    --------------  ------------------------  ------------------

Rolf A. Classon         57       Chairman of Bayer HealthCare AG          2002                   0                     0%

Charles E. Golden       56     Executive Vice President and Chief         2002                   0                     0%
                               Financial Officer of Eli Lilly and
                                          Company

W August Hillenbrand    62       Retired Chief Executive Officer          1972           3,790,530(3)(4)(5)          6.1%
                                        of the Company

                                    CLASS II

Nominee to be elected to serve a one-year term expiring at the 2004 annual meeting:

                                                                                        SHARES(1)
                                                                  SERVED AS A    BENEFICIALLY OWNED AS OF   PERCENT OF TOTAL
NAME                  AGE         PRINCIPAL OCCUPATION           DIRECTOR SINCE     DECEMBER 17, 2002      SHARES OUTSTANDING
----                  ---     -----------------------------      --------------  ------------------------  ------------------

Peter H. Soderberg     56     President and Chief Executive          2002                500                       (2)
                              Officer of Welch Allyn, Inc.

CONTINUING DIRECTORS:


                                    CLASS II

Serving three-year terms expiring at the 2004 annual meeting:

                                                                                           SHARES(1)
                                                                    SERVED AS A    BENEFICIALLY OWNED AS OF   PERCENT OF TOTAL
NAME                      AGE          PRINCIPAL OCCUPATION        DIRECTOR SINCE     DECEMBER 17, 2002      SHARES OUTSTANDING
----                      ---      ------------------------------  --------------  ------------------------  ------------------

Daniel A. Hillenbrand     79       Chairman Emeritus of the Board        1969           1,842,499  (4)(6)            3.0%
                                          of the Company

Ray J. Hillenbrand        68       Chairman of the Board of the          1970           2,035,092  (4)(7)            3.3%
                                            Company

                                    CLASS III

Serving three-year terms expiring at the 2005 annual meeting.

                                                                                           SHARES(1)
                                                                     SERVED AS A    BENEFICIALLY OWNED AS OF   PERCENT OF TOTAL
NAME                      AGE         PRINCIPAL OCCUPATION          DIRECTOR SINCE     DECEMBER 17, 2002      SHARES OUTSTANDING
----                      ---    -----------------------------      --------------  ------------------------  ------------------

John C. Hancock           73               Consultant                    1980               44,621(3)                (2)
John A. Hillenbrand II    71          Personal Investments               1981(8)         3,076,837(4)(9)            5.0%
Frederick W. Rockwood     55     President and Chief Executive           1999              229,620(3)                (2)
                                    Officer of the Company

STOCK OWNERSHIP OF OTHER NAMED EXECUTIVE OFFICERS:

                                                                                             SHARES(1)
                                                                                     BENEFICIALLY OWNED AS OF    PERCENT OF TOTAL
NAME                        AGE                  PRINCIPAL OCCUPATION                    DECEMBER 17, 2002      SHARES OUTSTANDING
----                        ---                  --------------------                ------------------------   ------------------
Scott K. Sorensen           41      Vice President and Chief Financial Officer(10)        45,001                       (2)

David L. Robertson          57            Vice President, Administration(11)              71,665(3)                    (2)

Kenneth A. Camp             57          President and Chief Executive Officer,            60,195                       (2)
                                         Batesville Casket Company, Inc.(12)

R. Ernest Waaser            46          President and Chief Executive Officer,            16,740(3)                    (2)
                                              Hill-Rom Company, Inc.(13)

All directors and executive officers of the Company as a group, consisting of         11,244,784(3)(5)(6)(7)(9)      18.0%
18 persons.

(1) The Company's only class of equity securities outstanding is common stock without par value. The Company is not aware of any person, other than members of the Hillenbrand family as indicated herein, beneficially owning more than five percent (5%) of the Company's common stock. These share figures include the following shares that may be purchased pursuant to stock options that are exercisable within 60 days of December 17, 2002: W August Hillenbrand, 214,000 shares; John C. Hancock, 16,000 shares; John A. Hillenbrand II, 16,000 shares; Frederick W. Rockwood, 175,000 shares; Daniel A. Hillenbrand, 16,000 shares; Ray J. Hillenbrand, 16,000 shares; Scott K. Sorensen, 45,001 shares; David L. Robertson, 52,667 shares; Kenneth A. Camp, 53,001 shares; R. Ernest Waaser, 11,667 shares; and all directors and executive officers as a group, 644,370 shares. Except as otherwise indicated in these footnotes, the persons named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) Ownership of less than one percent (1%) of the total shares outstanding.

(3) These share figures include vested deferred fees and/or compensation in the form of deferred or restricted shares of common stock held on the books and records of the Company in the following amounts: W August

         Hillenbrand, 165,669 shares; John C. Hancock, 15,621 shares; Frederick
         W. Rockwood, 21,195 shares; David L. Robertson, 11,564 shares; R. Ernest Waaser, 2,818 shares; and all directors and executive officers as a group, 216,867 shares.

(4) John A. Hillenbrand II and Ray J. Hillenbrand are brothers, and they are cousins of W August Hillenbrand. John A., Ray J. and W August are nephews of Daniel A. Hillenbrand.

(5) Includes 217,174 shares owned of record and beneficially by W August Hillenbrand's wife, Nancy K. Hillenbrand; 2,046,404 shares owned of record by trusts, of which W August Hillenbrand is trustee or co-trustee; 688,716 shares owned of record by a family partnership for the benefit of members of W August Hillenbrand's family; 49,776 shares held of record by a charitable trust, of which Mr. Hillenbrand is a co-trustee; and 302,575 shares held by a limited partnership, of which Mr. Hillenbrand is a limited partner. Mr. Hillenbrand disclaims beneficial ownership of these shares. Mr. Hillenbrand's address is the address of the Company's principal executive offices.

(6) Includes 10,400 shares owned of record and beneficially by Daniel A. Hillenbrand's wife, Mary H. Hillenbrand. Mr. Hillenbrand disclaims beneficial ownership of these shares.

(7) Includes 800,000 shares held of record by a trust, of which Ray J. Hillenbrand is trustee; 68,975 shares held of record by a charitable foundation, of which Mr. Hillenbrand is a trustee; and 1,007,792 shares held of record by family partnerships for the benefit of other members of his immediate family. Mr. Hillenbrand disclaims beneficial ownership of these shares.

(8) John A. Hillenbrand II previously served as a Director of the Company from 1972 to 1979. Mr. Hillenbrand's address is the address of the Company's principal executive offices.

(9) Includes 17,240 shares held of record by John A. Hillenbrand II's wife, Joan L. Hillenbrand; and an aggregate of 2,581,642 shares held of record by trusts for the benefit of his children and grandchildren, by a family partnership and by a family corporation. Mr. Hillenbrand disclaims beneficial ownership of these shares.

(10) Mr. Sorensen was elected Vice President and Chief Financial Officer of the Company on March 1, 2001.

(11) Mr. Robertson was elected Vice President, Administration on May 1, 2001. Prior to that he had been Vice President, Executive Leadership Development since June 26, 2000, Vice President, Administration from December 6, 1999 to June 26, 2000, and Vice President, Human Resources since March 23, 1998.

(12) Mr. Camp was elected President and Chief Executive Officer of Batesville Casket Company, Inc., a subsidiary of the Company, on May 1, 2001. He was also elected as a Vice President of the Company on October 8, 2001. Prior to his election to these positions, Mr. Camp has held various other positions within Hillenbrand Industries, Inc. and its subsidiary Batesville Casket Company, Inc.

(13) Mr. Waaser was elected President and Chief Executive Officer of Hill-Rom Company, Inc., a subsidiary of the Company, on January 22, 2001. He was also elected as a Vice President of the Company on October 8, 2001.

         Rolf A. Classon has been Chairman of Bayer HealthCare AG, a subsidiary of Bayer AG, since October 2002. Previously, he had been president of Bayer's Diagnostic Division and head of Bayer's Worldwide Business Group - Diagnostics since 1995. Bayer is an international research-based company active in life sciences, polymers and chemicals. A native of Sweden, Mr. Classon joined Bayer's Miles Diagnostics business in 1991 as executive vice president, worldwide marketing, sales and service. He also served as senior vice president, sales and service for Diagnostics with Miles Inc. beginning in 1992. During his career, Mr. Classon has held management positions with Pharmacia AB, Sweden; Swedish Match Group; and Asbjorn Habberstad AB. Prior to joining Bayer, he was president and chief operating officer of Pharmacia Biosystems

AB. Mr. Classon currently serves on the board of Enzon Inc. and is a member of the Advanced Medical Technology Association (AdvaMed).

         Charles E. Golden is Executive Vice President and Chief Financial Officer for Eli Lilly and Company, Indianapolis, Indiana, a global provider of pharmaceutical products and health care information. He joined Eli Lilly in his current position and as a member of its board of directors in 1996. Prior to joining Eli Lilly, Mr. Golden served as a corporate vice president of General Motors and chairman of General Motors' vehicle operations in the United Kingdom from 1993 to 1996. He joined General Motors as part of its treasurer's office in 1970 and subsequently held positions in domestic and international operations, ultimately becoming treasurer of GM. He is a member of the National Advisory Board of J.P. Morgan Chase & Co., and The Council of Financial Executives of the Conference Board. He also serves on the boards of directors of Clarian Health Partners (as vice chairman), Crossroads of America Council (Boy Scouts of America), and the Indiana Chamber of Commerce.

         W August Hillenbrand served as Chief Executive Officer of the Company from 1989 until 2000. Mr. Hillenbrand also served as President of the Company from 1981 until 1999. Prior to his retirement in December 2000, Mr. Hillenbrand had been employed by the Company throughout his business career. Mr. Hillenbrand is the Chief Executive Officer of Hillenbrand Capital Partners, an unaffiliated family investment partnership. He is also a director of DPL Inc. of Dayton, Ohio, Minster Machine Company of Minster, Ohio, and Pella Corporation of Pella, Iowa.

         Peter H. Soderberg is President and Chief Executive Officer of Welch Allyn, Inc., Skaneateles Falls, N.Y. Welch Allyn, Inc. is a privately held global technology company with units that manufacture innovative medical diagnostic equipment, patient monitoring systems and miniature precision lamps. Appointed to his current position in 2000, Mr. Soderberg was previously group vice president and chief operating officer. His prior experience includes 23 years at Johnson & Johnson where he served in a variety of operations, marketing and management positions in four of its over-the-counter and professional product companies. Most recently, he was president of Johnson & Johnson Health Management, a Johnson & Johnson portfolio company. His career also includes roles as president and chief executive officer of an industrial technology company and the founder and president of a venture capital business. He is on the board of directors of Wilson Greatbatch Technologies, Inc., the Advanced Medical Technology Association (AdvaMed) and the Health Industry Distributors Association Foundation and vice chairman of the board of the Syracuse Symphony Orchestra.

         Daniel A. Hillenbrand had been Chairman of the Board of the Company since 1972. He retired from that position effective January 17, 2001, and was named Chairman Emertius. Mr. Hillenbrand served as President of the Company from 1972 to 1981, and as Chief Executive Officer from 1972 to 1989. Mr. Hillenbrand had been employed by the Company throughout his business career until his retirement in 1989.

         Ray J. Hillenbrand was named as Chairman of the Board of the Company on January 17, 2001. He has been engaged in the management of personal and family investments for much of his career. Mr. Hillenbrand was employed by and active in the management of the Company prior to his resignation as an officer in 1977.

         Dr. John C. Hancock, who holds a Ph.D. in Electrical Engineering, is a consultant. Until 1988, he was Executive Vice President for Corporate Development and Technology of United Telecommunications, Inc. (Sprint).

         John A. Hillenbrand II has managed personal and family investments since 1979. He is also Chairman of Able Body Corporation and Nambe Mills, Inc., and Vice Chairman of Pri-Pak, Inc. Mr. Hillenbrand was employed by and active in the management of the Company prior to his resignation as an officer in 1979.

         Frederick W. Rockwood was elected Chief Executive Officer and President of the Company on December 3, 2000 after being President since December 6, 1999. He has been employed by the Company since 1977. Previous positions held within the Company include President and Chief Executive Officer of Hillenbrand Funeral Services Group, Inc. from 1997 to 1999, President and Chief Executive Officer of Forethought Financial Services, Inc. from 1985 to 1997, and Senior Vice President of Corporate Planning and Director of Corporate Strategy. He has also been a management consultant with Bain and Company and Boston Consulting Group. He is a member of the Board of Directors of the Advanced Medical Technology Association (AdvaMed).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and any person holding more than ten percent of the Company's common stock are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in -ownership of common stock of the Company. The Company is required to report in this proxy statement any failure to file or late filing occurring during the ten-month period ended September 30, 2002. Based solely on a review of filings furnished to the Company and other information from reporting persons, the Company believes that all of these filing requirements were satisfied by its directors, executive officers and ten percent beneficial owners except that John
A. Hillenbrand II filed one late report for one transaction and W August Hillenbrand filed three late reports for six transactions.

                          ABOUT THE BOARD OF DIRECTORS
                        (INCLUDING DIRECTOR COMPENSATION)

CORPORATE GOVERNANCE MATTERS

         Both the Board of Directors and management at the Company firmly embrace good and accountable corporate governance and believe that an attentive, performing Board is a tangible competitive advantage. With that commitment, the Company began its efforts to improve the operation and processes of its Board of Directors significantly in advance of recent corporate governance developments. Director compensation has always comprised cash and stock based compensation. A non-Chief Executive Officer director has held the position of Chairman of the Board since April 1989. In early 2001, efforts to modify the composition of the Board began, with an emphasis on independence and the mix of characteristics, experiences and diverse perspectives and skills most appropriate for the Company. In April 2002, the Board established position specifications, including performance criteria, for itself, the Chairman of the Board and the Chief Executive Officer and in May 2002, as part of the planned transition of the membership of our Board, the Company welcomed to the board three independent directors who are proven leaders with significant experience in the health care industry. Non-Hillenbrand family directors now outnumber family members on the Board for the first time in Company history. Moreover, in September 2002, the Board of Directors of the Company approved additional measures to ensure continued high standards for corporate governance. Specifically, the Board took the following actions, among others:

         o The Board approved Corporate Governance Standards for the Board of Directors. Among other matters, these Standards:

                           o confirm that the Board of Directors has established standing committees, each with a charter approved by the Board, to address certain key areas. These committees are the Board's previously existing Audit Committee, Finance Committee and Compensation and Management Development Committee (formerly named the

                                    Compensation Committee) and a
                                    Nominating/Corporate Governance Committee formed at the time of the adoption of the Corporate Governance Standards;

                           o provide that, within two years following SEC approval of the independence requirements contained in the New York Stock Exchange's proposed new listing standards, at least a majority of the directors of the Company shall be independent;

                           o provide for an annual determination by the Board of Directors regarding the independence of each director;

                           o        provide that the Audit Committee,
                                    Nominating/Corporate Governance Committee and Compensation and Management Development Committee will consist entirely of independent directors;

                           o provide for an annual assessment by the Nominating/Corporate Governance Committee of the Board's effectiveness as a whole as well as the effectiveness of the individual directors and the Board's various Committees, including a review of the mix of skills, core competencies and qualifications of members of the Board, which should reflect expertise in one or more of the following areas: accounting and finance, healthcare, international business, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development and executive compensation; and

                           o provide that the non-management directors regularly shall conduct executive sessions without participation by any employees of the Company.

                  The full text of the Corporate Governance Standards approved by the Board of Directors is attached to this proxy statement as Appendix A.

         o The Board made a determination of the independence of each of the Company's directors based on the standards set forth in the Corporate Governance Standards described above and elected only independent directors as members of the Audit Committee, Nominating/Corporate Governance Committee and Compensation and Management Development Committee. See "--Determinations with Respect to Independence of Directors" below.

         o The Board created a Nominating/Corporate Governance Committee and approved a written charter for this committee. o The Board renamed the Compensation Committee as the Compensation and Management Development Committee and approved a revised written charter for this committee.

         o The Board approved a revised written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix B.

         o The Board suspended operations of the Executive Committee of the Board of Directors.

         o The Board approved a revised Code of Ethical Business Conduct covering, among other matters, conflicts of interest, corporate opportunities, confidentiality, protection and proper use of the Company's assets, fair dealing, compliance with laws, including insider trading laws, accuracy and reliability of the Company's books and records and reporting of illegal or unethical behavior. This Code applies to all directors, officers and other employees of the Company, including the Company's principal executive officer, principal financial officer and principal accounting officer. At such time as the Securities and Exchange Commission adopts final rules implementing provisions of the Sarbanes-Oxley Act of 2002 requiring disclosures regarding whether companies maintain "codes of ethics", the Board of Directors will review whether the Company's Code of Ethical Business Conduct constitutes a "code of ethics" within the meaning of those final rules and make any appropriate amendments to the Code. All members of the Board of Directors and all officers of the Company and its subsidiaries have read and certified their compliance with the Code without exception.

         o The Board approved a policy mandating that the Company's outside financial auditors not perform any non-audit business consulting functions other than tax consulting.

         Consistent with the Company's commitment to corporate governance, the Board and management believe that the foregoing measures, and others that have been taken, place the Company in compliance with existing as well as proposed new listing requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and related rules of the Securities and Exchange Commission. Copies of the Company's Corporate Governance Standards, Code of Ethical Business Conduct and Board committee charters are filed as exhibits to the Company's Transition Report on Form 10-K for the period from December 2, 2001 to September 30, 2002 and are available on the Company's website at www.hillenbrand.com. Also available on the Company's website are position specifications adopted by the Board in April 2002 for the positions of Chief Executive Officer, Chairman of the Board of Directors and other members of the Board of Directors.

DETERMINATIONS WITH RESPECT TO INDEPENDENCE OF DIRECTORS

         As noted above, the Corporate Governance Standards adopted by the Board of Directors require the Board of Directors to make an annual determination regarding the independence of each of the Company's directors and provide standards for making these determinations which are consistent with the proposed listing standards of the New York Stock Exchange. The Board made these determinations for each member of the Board in September 2002.

         As set forth in the Company's Corporate Governance Standards, a director will be independent only if the Board of Directors determines, based on a consideration of all relevant facts and circumstances, that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that represents a potential conflict of interest or otherwise interferes with a director's exercise of his or her independent judgment from management and the Company. In assessing the materiality of a director's relationship with the Company and each director's independence, the Board must consider the issue of materiality not only from the standpoint of the director but also from that of the persons or organizations with which the director has an affiliation. Material relationships can include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. In assessing a director's independence, the Board shall also consider the director's ownership, or affiliation with the owner, of less than a controlling amount of voting securities of the Company. The Board cannot conclude that a director is independent if he or she falls into one of the following categories:

         o the director is, or within the last five years has been, employed by the Company or any of its subsidiaries;

         o the director is, or within the past five years has been, affiliated with or employed by a present or former auditor of the Company (or an affiliate);

         o the director is, or within the past five years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs such director;

         o the director has a spouse, parent, child, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or other person who shares his or her home (collectively, an "immediate family member") that falls into one of the foregoing three categories; provided, however, that the disqualification of one director from being independent pursuant to this provision shall not automatically disqualify any other director on the Board who is an immediate family member of such disqualified director but the disqualification of an immediate family member shall be one of the facts and circumstances considered by the Board in assessing such other director's independence; or

         o the director owns, or is affiliated with the owner, of a controlling amount of voting stock of the Company.

         To assist in the Board's determinations, each director completed materials designed to identify any relationships that could affect the director's independence. On the basis of these materials and the standards described above, the Board determined that each of Ray J. Hillenbrand, Rolf A. Classon, Charles E. Golden and Peter H. Soderberg are independent. With respect to each of Messrs. Classon, Golden and Soderberg, the Board determined that they were independent because no relationship was identified that would automatically bar them from being characterized as independent, no other relationship between any of them and the Company or any of its subsidiaries, whether or not material, was identified and none of them beneficially owns more than 1% of the Company's outstanding common stock. With respect to Ray J. Hillenbrand, the Board examined the following relationships involving Mr. Hillenbrand, which constituted all of the relationships involving Mr. Hillenbrand that were identified to the Board:

         o Mr. Hillenbrand's past use, as described below, of Company aircraft without charge. In evaluating this relationship, the Board considered that, in 2002, Mr. Hillenbrand reimbursed the Company for his use of Company aircraft in 2001 and agreed to reimburse the Company for such costs in future periods. Based on these cost reimbursements, the Board determined that the use of the aircraft was not material to either Mr. Hillenbrand or the Company.

         o Mr. Hillenbrand's service as an officer and trustee of the John A. Hillenbrand Foundation, a charitable foundation to which the Company contributed $150,000 in 2001 and $500,000 in 2002. In evaluating this relationship, the Board considered that, in August 2002, Mr. Hillenbrand resigned from all positions with this foundation. On this basis, the Board determined that this relationship was not material to either Mr. Hillenbrand or the Company.

         o Mr. Hillenbrand's beneficial ownership of approximately 3.3% of the Company's outstanding Common Stock. The Board determined that this ownership did not constitute a controlling interest in the Company.

         o The fact that the Board determined that Mr. Hillenbrand's brother, John A. Hillenbrand II, who is also a Board member, is not independent under the standards described above. The Board determined that Mr. Hillenbrand had exercised in the past and could be expected to exercise in the future business judgment independent from John A. Hillenbrand II.

         The Board concluded that, based on all of the relevant facts and circumstances, none of these relationships constituted a material relationship with the Company that represents a potential conflict of interest or otherwise interferes with Mr. Hillenbrand's exercise of his independent judgment from management and the Company.

         Also on the basis of the standards described above and the materials submitted by the directors, the Board determined that none of Frederick W. Rockwood, Daniel A. Hillenbrand, John A. Hillenbrand II, W August Hillenbrand and John C. Hancock meets the standards for independence. Accordingly, none of these non-independent directors serves on the Audit, Compensation and Management Development or Nominating/Corporate Governance Committees of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         As of December 17, 2002, and since September 4, 2002, the Board of Directors has the following standing committees: a Compensation and Management Development Committee, a Finance Committee, an Audit Committee and a Nominating/Corporate Governance Committee. Prior to September 4, 2002, it had an Executive Committee, a Finance Committee, an Audit Committee and a Compensation Committee. During the ten-month period ended September 30, 2002, the Board of Directors of the Company held five meetings. During this period, no member of the Board of Directors attended fewer than 75% of the aggregate of the number of meetings of the full Board of Directors and the number of meetings of the committees on which he served, in each case during the time of his service, except that Rolf A. Classon attended one of the two meetings of each of the full Board of Directors, the Audit Committee and the Compensation and Management Development Committee held during the period from his election to September 30, 2002.

         On September 4, 2002, the operations of the Executive Committee were suspended. Prior to that date, the Committee consisted of John C. Hancock, Ray
J. Hillenbrand (Chairman) and Frederick W. Rockwood. This Committee advised the Chief Executive Officer on business decisions of significant impact and on the business in general. Subject to limitations provided by law or the Code of By-laws, the Executive Committee exercised the power and authority of the Board of Directors as was necessary during the intervals between meetings of the Board. The Executive Committee did not meet during the ten-month period ended September 30, 2002.

         As of December 17, 2002, and since September 4, 2002, the Finance Committee of the Board of Directors consists of Daniel A. Hillenbrand, Charles
E. Golden, W August Hillenbrand, Frederick W. Rockwood and John A. Hillenbrand II (Chairman). From May 17, 2002 until September 4, 2002, the Finance Committee consisted of Daniel A. Hillenbrand, Charles E. Golden, W August Hillenbrand and Ray J. Hillenbrand (Chairman). Prior to May 17, 2002, the Committee consisted of Daniel A. Hillenbrand, John A. Hillenbrand II, W August Hillenbrand, Ray J. Hillenbrand (Chairman) and Frederick W. Rockwood. The Finance Committee assists the Board of Directors in matters related to the capital structure of the Company and is responsible for overseeing the investment of the Company's assets pending utilization in the Company's operations. During the ten-month period ended September 30, 2002, the Finance Committee held three meetings.

         As of December 17, 2002, and since September 4, 2002, the Audit Committee consists of Charles E. Golden (Chairman), Rolf A. Classon, Ray J. Hillenbrand and Peter H. Soderberg. From May 17, 2002 until September 4, 2002, the Committee consisted of Rolf A. Classon, Charles E. Golden, John C. Hancock (Chairman), John A. Hillenbrand II, Ray J. Hillenbrand and Peter H. Soderberg. Until May 17, 2002, the Committee consisted of Peter F. Coffaro, Leonard Granoff, John C. Hancock (Chairman), John A. Hillenbrand II and Ray J. Hillenbrand. The Audit Committee has general oversight responsibilities with respect to the Company's financial reporting and financial controls. It annually reviews the Company's financial reporting process, its system of internal controls regarding accounting, legal and regulatory compliance and ethics that management or the Board has established and the internal and external audit processes of the Company. During the ten-month period ended September 30, 2002, the Audit Committee held six meetings.

         On September 4, 2002, the Board of Directors renamed its Compensation Committee as the Compensation and Management Development Committee. As of December 17, 2002, and since September 4, 2002, the Compensation and Management Development Committee consists of Rolf A. Classon (Chairman), Ray J. Hillenbrand and Peter H. Soderberg. From May 17, 2002 until September 4, 2002, the Committee consisted of Rolf A. Classon, John C. Hancock (Chairman), John A. Hillenbrand II and Peter H. Soderberg. Prior to May 17, 2002, the Committee consisted of Peter
F. Coffaro, Leonard Granoff, John C. Hancock (Chairman) and Ray J. Hillenbrand. The Compensation and Management Development Committee assists the Board in ensuring that the officers and key management of the Company are effectively compensated in terms of salaries, supplemental compensation and other benefits that are internally equitable and externally competitive. The Committee is also responsible for assessing annually the adequacy and suitability of the compensation package for members of the Board of Directors and for reviewing and assessing the talent development and succession management actions concerning the officers and key employees of the Company. During the ten-month period ended September 30, 2002, the Compensation and Management Development Committee held six meetings.

         On September 4, 2002, the Board of Directors established the Nominating/Corporate Governance Committee, which consists of Rolf A. Classon, Charles E. Golden, Ray J. Hillenbrand (Chairman) and Peter H. Soderberg. The Nominating/Corporate Governance Committee assists the Board of Directors in ensuring that the Company is operated in accordance with prudent and practical corporate governance standards, ensuring that the Board achieves its objective of having a majority of its members be independent as soon as practicable and from time to time in accordance with New York Stock Exchange and other regulations and assessing the effectiveness of and identifying candidates for the Board of Directors. The Nominating/Corporate Governance Committee did not hold any meetings during the ten-month period ended September 30, 2002. However, the nominees for director at the annual meeting of shareholders have been recommended to the Board of Directors and shareholders by the Nominating/Corporate Governance Committee, with director nominees on the Committee abstaining from the discussion and vote on their respective nominations. Procedures for nomination by shareholders of persons for election to the Board of Directors are set forth in the Company's Code of By-laws.

COMPENSATION OF DIRECTORS

         During the ten-month period ended September 30, 2002, with the exception of the Chairman, each director who was not a salaried officer or employee of the Company received an annual retainer of $25,000 and a fee of $3,500 for each Board of Directors meeting attended. Effective September 4, 2002, the retainer for the Chairman was increased from $100,000 to $150,000 annually. Directors who are not salaried officers or employees who were members of the Executive, Finance, Audit or Compensation and Management Development Committee received $1,500 for each committee meeting attended. Additionally, the chairman of each of the committees received an additional annual retainer of $5,000. Directors were reimbursed for expenses incurred as a result of attendance at Board or committee meetings. Directors of the Company may defer receipt of directors' fees otherwise payable to them by the Company and invest these fees in common stock of the Company under the Hillenbrand Industries Directors' Deferred Compensation Plan. Under the Company's Stock Incentive Plan, each non-employee director receives a non-qualified stock option to purchase 4,000 shares of common stock each year, all of which vest twelve months after the grant date and expire in ten years. Additionally, Ray J. Hillenbrand, in his capacity as the Chairman of the Board and lead director, will receive an additional non-qualified stock option to purchase 6,000 shares of common stock each year. Non-employee directors are also eligible to participate in the Company's group term life insurance program in which premiums are paid by the Company. Death benefits, which are age related, range from $45,000 to $150,000.

         On July 10, 2001, Peter F. Coffaro, Edward S. Davis, Leonard Granoff and John C. Hancock were each awarded 4,112 phantom shares of common stock under the Company's Director Phantom Stock Plan. One-half of the phantom shares vested immediately and one-half vested on December 31, 2001. The phantom shares are an unsecured obligation of the Company and are payable in common stock of the Company following the resignation of these directors from the Board. Dividends paid on the Company's common stock are deemed to have been paid on the director's phantom shares and are deemed to be reinvested in phantom stock. On May 16, 2002, Peter F. Coffaro, Edward S. Davis and Leonard Granoff were paid 4,166 shares each under this Plan following their resignation from the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company owns and operates jet aircraft in connection with its business. The Company generally limits usage of these aircraft to former and current Chairmen of the Board and Chief Executive Officers of the Company for personal purposes to the extent they are not being utilized for Company business. During the ten-month period ended September 30, 2002, the Company's average cost of operating these aircraft was $2,609 per hour. While the Company does not charge for the use of its aircraft for personal purposes, it does report as taxable income to the Internal Revenue Service the value of the transportation services rendered based upon Internal Revenue Service formulas. Effective for fiscal year 2003, the Compensation and Management Development Committee of the Board has provided for use of Company aircraft for personal purposes only by the Chief Executive Officer, and not by other executive officers, and the Chief Executive Officer's personal use is limited to fifty hours per year. The table below sets forth certain information regarding the use of the Company's aircraft by directors and executive officers for personal purposes during the ten-month period ended September 30, 2002:

                                                                     NUMBER OF      COST TO THE COMPANY AT
NAME                                       POSITION                 HOURS USED          $2,609 PER HOUR
---------------------       -------------------------------------   ----------      ----------------------

W August Hillenbrand                       Director                    31.40            $  81,923

Daniel A. Hillenbrand                      Director                    39.80            $ 103,838

Ray J. Hillenbrand                  Chairman of the Board              39.85            $ 103,969(1)

Frederick W. Rockwood       President and Chief Executive Officer      28.35            $  73,965

(1)      This amount was reimbursed to the company.

         As previously disclosed, Daniel A. Hillenbrand, a former Chairman of the Board of the Company, had a ten-year Consulting Agreement with the Company that expired by its stated terms on May 31, 1999. Pursuant to a memorandum agreement between Mr. Hillenbrand and a former Chief Executive Officer of the Company, the Company confirmed that Mr. Hillenbrand's compensation payments under the consulting Agreement would cease as of May 31, 1999 but that certain benefits thereunder would continue for the remainder of his life. As a result, the Company continues to pay premiums on a $5 million joint life insurance policy, pay health insurance premiums on a policy covering Mr. Hillenbrand and his wife, reimburse Mr. Hillenbrand for medical expenses that are not covered by insurance, provide an office, a secretary and an automobile to Mr. Hillenbrand, together with payment of related miscellaneous expenses, make supplemental pension fund benefit payments and permit Mr. Hillenbrand to use the Company's corporate aircraft for personal purposes. During the ten-month period ended September 30, 2002, these benefits aggregated approximately $230,700 (excluding amounts attributable to use of the Company's aircraft for personal purposes as disclosed above).

         As previously disclosed, during 2000, W August Hillenbrand and the Company entered into an agreement relating to Mr. Hillenbrand's retirement as Chief Executive Officer of the Company on December 2, 2000. Under that agreement, Mr. Hillenbrand agreed to render consulting services to, and refrain from competing with, the Company through September 18, 2005. In addition to his annual consulting fee of approximately $907,700, which resulted in payments of approximately $733,100 during the ten-month period ended September 30, 2002, Mr. Hillenbrand is also entitled to receive a package of benefits similar to those afforded to Daniel A. Hillenbrand. Mr. Hillenbrand's permitted use of the Company's corporate aircraft for individual personal purposes is on the same basis as the Company's executive officers' personal use. Because the Compensation and Management Development Committee of the Board has provided for use of Company aircraft for personal purposes only by the Chief Executive Officer, and not by other executive officers, and the Chief Executive Officer's personal use is limited to fifty hours per year, Mr. Hillenbrand's personal use of Company aircraft will be limited to fifty hours per year. During the ten-month period ended September 30, 2002, these benefits aggregated approximately $230,700 (excluding amounts attributable to use of the Company's aircraft for personal purposes as disclosed above).

         In addition, Messrs. Daniel A. Hillenbrand and W August Hillenbrand rely upon Company personnel to handle the payroll and related tax filings for their household employees. They also purchase various goods and services through the Company from certain of the Company's local vendors. Advances made by the Company in connection with these matters were repaid as the expenses were incurred. The Company no longer makes advances for these expenses, but instead the funds to cover the expenses are drawn from accounts pre-funded by these directors. While neither Hillenbrand reimburses the Company for the time spent by Company personnel on his personal matters, the fully absorbed costs of such services during the ten-month period ended September 30, 2002 were nominal.

         Various members of the Hillenbrand extended family, including those who are members of the Company's Board of Directors, other than Ray J. Hillenbrand, rent the Company's corporate retreat facilities, which formerly were part of the Hillenbrand family farm, for an aggregate of approximately two weeks during the summer vacation period and at several other times during the year. During the ten-month period ended September 30, 2002, the extended Hillenbrand family reimbursed the Company approximately $54,400 for such usage based upon the fully absorbed costs of the facility. In addition, members of the Hillenbrand extended family, including those who are members of the Company's Board of Directors, other than Ray J. Hillenbrand, occasionally used the family farm on a cost-free basis. The Company estimates that the fully absorbed cost of such additional usage did not exceed $2,800 during the ten-month period ended September 30, 2002.

         During the ten-month period ended September 30, 2002, the Company contributed $500,000 to The John A. Hillenbrand Foundation, a public charitable foundation formed in 1950 to promote religious, educational and/or charitable activities in the City of Batesville and the County of Ripley, Indiana. W August Hillenbrand, John A. Hillenbrand II and Daniel A. Hillenbrand, directors of the Company, are officers and directors of the foundation. Ray J. Hillenbrand resigned from all positions held with the Foundation on August 1, 2002.

                             EXECUTIVE COMPENSATION

         The following tabulation and notes set forth the compensation paid or accrued by the Company during the ten-month period ended September 30, 2002, and the two fiscal years ended December 1, 2001 and December 2, 2000 to the Chief Executive Officer and each of the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                               --------------------------------------
                                                 ANNUAL COMPENSATION                     AWARDS             PAYOUTS
                                        -------------------------------------  -------------------------  -----------
                                                                               RESTRICTED
                              PERIOD                             OTHER ANNUAL    STOCK      SECURITIES                    ALL OTHER
NAME AND PRINCIPAL POSITION     AND                              COMPENSATION    AWARD      UNDERLYING      PAYOUTS     COMPENSATION
(AS OF SEPTEMBER 30, 2002)     YEAR     SALARY($)    BONUS($)       ($)(1)     (s)($)(2)   OPTIONS(#)(3)    ($)(4)         ($)(5)
---------------------------   ------    ---------   ----------   ------------  ----------  -------------  -----------   ------------

Frederick W. Rockwood(6)      2002*     $ 782,314   $1,548,169           (7)   $        0       25,000    $         0    $   77,297
President and Chief           2001      $ 913,327   $1,428,570   $  217,692    $        0      135,000    $ 1,420,126    $   94,537
Executive Officer             2000      $ 596,162   $  845,863           (7)   $        0       30,000    $   133,991    $   25,212
-----------------------------------------------------------------------------------------------------------------------------------

Scott K. Sorensen(8)          2002*     $335,945    $ 604,385            (7)   $        0       10,000    $         0    $   12,702
Vice President and Chief      2001      $ 293,888   $  465,000   $  170,924    $  497,550       75,000    $   179,600    $   11,670
Financial Officer             2000           N/A          N/A           N/A           N/A          N/A            N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

David L. Robertson(9)         2002*     $ 271,896   $ 326,100            (7)   $        0        5,000    $         0    $   12,591
Vice President,               2001      $ 316,346   $ 254,000   $    15,034    $   66,563       25,000    $   333,465    $   12,206
Administration                2000      $306,154    $ 276,364   $    25,895    $        0       15,000    $         0    $   13,832
-----------------------------------------------------------------------------------------------------------------------------------

Kenneth A. Camp(10)           2002*     $ 284,805   $ 350,267            (7)   $        0        9,000    $        0     $   13,104
President and Chief           2001      $ 301,923   $ 241,346            (7)   $   66,563       35,000    $  425,504     $   12,632
Executive Officer,            2000      $ 222,272   $ 139,662            (7)   $        0       10,000    $   71,915     $   14,337
Batesville Casket
Company, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

R. Ernest Waaser(11)          2002*     $ 294,825   $ 574,613            (7)   $        0        9,000    $        0     $   15,742
President and Chief           2001      $ 289,904   $ 523,875            (7)   $   76,275       35,000    $  182,513     $   15,594
Executive Officer, Hill-Rom   2000            N/A         N/A           N/A           N/A          N/A           N/A            N/A
Company, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

* Represents the ten-month period ended September 30, 2002.

(1) Consists of above market interest earned on deferred compensation, the cost of perquisites and other personal benefits provided by the Company.

(2) These amounts represent awards of deferred stock, which will be issued in shares of common stock of the Company upon satisfaction of certain vesting conditions. As of September 30, 2002 the number of shares and value of deferred stock held are as follows:

                                            DEFERRED STOCK
NAME                                   SHARES(#)      VALUE($)
----                                   ---------     ----------
Frederick W. Rockwood                   21,195       $1,150,889
Scott K. Sorensen                       5,129        $  278,505
David L. Robertson                      6,844        $  371,629
Kenneth A. Camp                         1,545        $   83,894
R. Ernest Waaser                        1,539        $   83,568

         Frederick W. Rockwood was awarded 20,000 deferred stock shares on October 5, 1999, which vested on October 5, 2002. Scott K. Sorensen was awarded 10,000 deferred stock shares on March 1, 2001, 5,000 of which vested January 1, 2002 and 5,000 of which vested on January 1, 2003. David L. Robertson was awarded 5,000 deferred stock shares on October 5, 1999, which vested on October 5, 2002, and he was awarded 1,500 deferred stock shares on January 17, 2001, which will vest on January 17, 2004. Kenneth A. Camp was awarded 1,500 deferred stock shares on January 17, 2001, which will vest on January 17, 2004.
         R. Ernest Waaser was awarded 1,500 deferred stock shares on March 8, 2001, which vested on January 1, 2003. Dividends paid on the Company common stock will be deemed to have been paid with regard to the deferred stock shares awarded and deemed to be reinvested in Company common stock at the market value on the date of such dividend, and will be paid in additional shares on the vesting date of the underlying award.

(3) Options were granted pursuant to the Company's Stock Incentive Plan during the ten-month period ended September 30, 2002. Options granted in the fiscal years ended December 1, 2001 and December 2, 2000 were granted pursuant to the Company's 1996 Stock Option Plan.

(4) The amounts appearing in this column are the values for the ten-month period ending September 30, 2002, and fiscal years ended December 1, 2001 and December 2, 2000 of the performance shares earned under the Senior Executive Compensation Program for the 2000-2002, 1999-2001 and 1998-2000 performance cycles, respectively. During 2001, the Company decided to cease awards under this component of the Program and offered executives the opportunity to receive a prorated payment in Company shares in exchange for termination of outstanding awards. The December 1, 2001 values include the following prorated amounts paid in connection with termination of the 2000-2002 and 2001-2003 cycles: Mr. Rockwood, $1,332,295; Mr. Sorensen, $179,600; Mr. Robertson, $333,465;
         Mr. Camp, $327,261; and Mr. Waaser, $182,513.

(5) All Other Compensation earned or allocated in the ten-month period ended September 30, 2002 is as follows:

                                           401(k)            SPLIT DOLLAR LIFE
NAME                                   CONTRIBUTIONS         INSURANCE BENEFITS
----                                   -------------         ------------------
Frederick W. Rockwood                     $6,000                $   71,297
Scott K. Sorensen                         $6,000                $    6,702
David L. Robertson                        $5,814                $    6,777
Kenneth A. Camp                           $6,000                $    7,104
R. Ernest Waaser                          $6,000                $    9,742

         The value of the Split Dollar Life Insurance Benefits is calculated as the corporate premium paid less the present value of that amount at rollout.

(6) On December 3, 2000, Mr. Rockwood was elected as President and Chief Executive Officer of the Company. He has served as President of the Company since December 6, 1999.

(7) Amounts do not exceed disclosure thresholds established under SEC rules.

(8) On March 1, 2001, Mr. Sorensen was elected Vice President and Chief Financial Officer of the Company. Prior to that date he was not employed by the Company.

(9) Mr. Robertson was elected Vice President, Administration on May 1, 2001 and was Vice President, Executive Leadership Development from June 26, 2000 to May 1, 2001. Prior to that he served as Vice President, Administration since December 6, 1999, and Vice President, Human Resources since March 23, 1998.

(10) Mr. Camp was elected President and Chief Executive Officer of Batesville Casket Company, Inc. on May 1, 2001. He was also elected as a Vice President of the Company on October 8, 2001. Prior to his election to these positions, Mr. Camp has held various other positions within Hillenbrand Industries, Inc. and Batesville Casket Company, Inc.

(11) Mr. Waaser was elected President and Chief Executive Officer of Hill-Rom Company, Inc. on January 22, 2001. He was also elected as a Vice President of the Company on October 8, 2001. Prior to that, he was not employed by the Company or its subsidiaries.

                        OPTION GRANTS IN LAST FISCAL YEAR
                 (FOR TEN-MONTH PERIOD ENDED SEPTEMBER 30, 2002)

         The following table sets forth certain information concerning stock option grants to the named executive officers during the ten-month period ended September 30, 2002.

                                                              INDIVIDUAL GRANTS
                        --------------------------------------------------------------------------------------------
                            NUMBER OF          PERCENT OF TOTAL
                           SECURITIES         OPTIONS GRANTED TO                                        GRANT DATE
                        UNDERLYING OPTIONS      EMPLOYEES IN           EXERCISE OR        EXPIRATION   PRESENT VALUE
NAME                       GRANTED(#)(1)         FISCAL YEAR       BASE PRICE ($/SHARE)      DATE         ($)(2)
---------------------   ------------------    ------------------   --------------------   ----------   -------------
Frederick W. Rockwood          25,000                 11.39%              $ 61.49          4/9/2012     $  454,648

Scott K. Sorensen              10,000                  4.56%              $ 61.49          4/9/2012     $  181,859

David L. Robertson              5,000                  2.28%              $ 61.49          4/9/2012     $   90,930

Kenneth A. Camp                 9,000                  4.10%              $ 61.49          4/9/2012     $  163,673

R. Ernest Waaser                9,000                  4.10%              $ 61.49          4/9/2012     $  163,673

(1) All options were granted pursuant to the Company's Stock Incentive Plan. The options were granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant. The options were granted for terms of ten years, and vest one-third on each of the first three anniversaries of the date of grant. In the event of a change of control of the Company, the unvested portions of the options will be subject to accelerated vesting.

(2) Option values were calculated on the basis of the Black-Scholes option pricing model. Options were assumed to be exercised 6.00 years after the date of grant. Other assumptions used for the valuations are a risk-free interest rate of 4.70%, stock price volatility of .2637 and annual dividend yield of 1.55%. The actual value realized by an officer from exercise of the options will depend on the market value of the Company's common stock on the dates the options are exercised.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                 (FOR TEN-MONTH PERIOD ENDED SEPTEMBER 30, 2002)

         The following table sets forth certain information concerning option exercises during the ten-month period ended September 30, 2002 by the named executive officers and unexercised options held by such officers as of September 30, 2002:

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                       OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                     FISCAL YEAR-END               FISCAL YEAR-END
                           SHARES ACQUIRED                     ---------------------------    ---------------------------
NAME                         ON EXERCISE     VALUE REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------     ---------------   --------------    -----------   -------------    -----------   -------------

Frederick W. Rockwood             0               $   0          120,000       150,000         $1,121,625     $ 852,375

Scott K. Sorensen                 0               $   0           21,667        63,333         $ 122,635      $ 265,115

David L. Robertson                0               $   0           39,334        31,666         $ 470,198      $ 212,490

Kenneth A. Camp                   0               $   0           41,335        40,665         $ 466,241      $ 220,234

R. Ernest Waaser                  0               $   0            5,000        39,000         $  28,300      $ 140,400

SPLIT DOLLAR LIFE INSURANCE PLAN

         The Hillenbrand Industries Split Dollar Life Insurance Plan covers key employees and retirees of the company and provides split dollar pre- and post-retirement coverage. Under this plan pre-retirement employee death benefits range from $600,000 to $5,000,000. At retirement the coverage is scheduled to be reduced by 50%. Each covered participant owns an individual policy and the premium is a shared responsibility between the participant and the Company. The Company pays the majority of the premiums subject to a collateral assignment agreement with the participant owner of the policy. The policy matures at age 65 or after the participant has been in the plan for 15 years, whichever is later. At policy maturity or termination the Company's cash value share, up to its cumulative premium payments on the policy, is transferred from the policy back to the Company. The remaining cash value is controlled by the participant owner of the policy. The Hillenbrand Industries Split Dollar Life Insurance Plan and related premium payment schedule were in place prior to the effective date of the Sarbanes-Oxley Act of 2002, and no material modifications to the plan or premium payments have been made since the Act's effective date. The Company is currently assessing the implications for the plan of the Sarbanes-Oxley Act.

AGREEMENTS WITH EXECUTIVE OFFICERS

         During 2001, the Company entered into Change in Control Agreements (the "Agreements") with certain officers, including Frederick W. Rockwood, Scott K. Sorensen, David L. Robertson, Kenneth A. Camp and R. Ernest Waaser. The Agreements are intended to encourage continued employment by the Company of its key management personnel and to allow such personnel to be in a position to provide assessment and advice to the Board of Directors regarding any proposed Change in Control without concern that such personnel might be unduly distracted by the uncertainties and risks created by a proposed Change in Control.

         The Agreements provide for payment of specified benefits upon the Company's termination of the executive's employment (other than on account of death, disability, retirement or "cause") in anticipation of or within two years (three years in the case of Mr. Rockwood) after a Change in Control, or upon the executive's termination of employment for "good reason" within two years (three years in the case of Mr. Rockwood) after a Change in Control. Mr. Rockwood's Agreement also provides for the payment of the specified benefits in the event he terminates employment for any reason during the 30-day period following the first anniversary of the Change in Control. The benefits to be provided by the Company upon a Change in Control under any of the above circumstances are: (i) a lump sum payment in cash equal to two times (three times in the case of Mr. Rockwood) the executive's annual base salary; (ii) continued health and medical insurance for the executive and his dependents and continued life insurance coverage for the executive for 24 months (36 months in the case of Mr. Rockwood), with the right to purchase continued medical insurance (at COBRA rates) from the end of this period until the executive reaches retirement age;
(iii) a cash payment in lieu of certain perquisites; and (iv) an increase to the monthly pension benefit otherwise payable to the executive calculated by giving him credit for two additional years of age and service (or, in the case of Mr. Rockwood, the years of age and service he would have earned had he continued in employment through December 31, 2005, if greater). In addition, upon a Change in Control, whether or not the executive's employment is terminated, all outstanding stock options, restricted stock and deferred stock awards will become fully vested and the executive will be deemed to have earned all outstanding short-term incentive compensation and performance share compensation awards to the extent such awards would have been earned if all performance targets for the relevant period were achieved 100%. Mr. Rockwood's Agreement provides that if he receives payments that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Internal Revenue Code, he will be entitled to receive an additional "gross-up" payment in an amount necessary to put him in the same after-tax position as if such excise tax had not been imposed. The Agreements for the other named executive officers provide for a similar "gross-up" payment, except that if the value of all "parachute payments" to an executive does not exceed 120% of the maximum "parachute payment" that could be paid to him without giving rise to the excise tax, the payments otherwise called for by the Agreement will be reduced to the maximum amount which would not give rise to the excise tax. Assuming a Change in Control had occurred on September 30, 2002, the named executive officers would have received cash lump sum payments upon a termination of employment covered by the Agreements in approximately the following amounts: Frederick W. Rockwood - $4,114,000; Scott K. Sorensen - $1,248,000; David L. Robertson - $918,000;
Kenneth A. Camp - $1,070,000 and R. Ernest Waaser -

$1,103,000. The preceding amounts do not take into account the "gross-up" payments, enhanced pension benefits, insurance benefits, and the vesting of stock option, restricted stock and deferred stock awards.

         Under the Agreements, a "Change in Control" is defined generally as (i) the acquisition of beneficial ownership of 35% or more of the voting power of all Company voting securities by a person or group at a time when such ownership is greater than that of the members of the Hillenbrand Family; (ii) the consummation of certain mergers or consolidations; (iii) the failure of a majority of the members of the Company's Board of Directors to consist of Current Directors (defined as any director on the date of the Agreements and any director whose election was approved by a majority of the then-Current Directors); (iv) the consummation of a sale of substantially all of the assets of the Company; or (v) the date of approval by the shareholders of the Company of a plan of complete liquidation of the Company.

PENSION PLAN

         The Hillenbrand Industries, Inc. Pension Plan (the "Pension Plan") and a supplemental pension plan cover officers of the Company and other employees. Directors of the Company who are not employees of the Company or one of its subsidiaries are not eligible to participate in these plans. Contributions to the Pension Plan by the Company are made on an actuarial basis, and no specific contributions are determined or set aside for any individual. The Company does not make contributions to the supplemental plan.

         Employees, including officers of the Company, who retire under the Pension Plan receive fixed benefits calculated by means of a formula that takes into account the highest average annual calendar year base salary earned over five consecutive years and the employee's years of service. The following table shows approximate representative pension benefits under the Pension Plan and the supplemental plan based on a single life annuity commencing at age 65 for the compensation and years of service indicated:

              APPROXIMATE ANNUAL PENSION UPON RETIREMENT AT AGE 65

  HIGHEST AVERAGE BASE
SALARY FOR ANY PERIOD OF     5 YEARS    10 YEARS    15 YEARS    20 YEARS    25 YEARS    30 YEARS    35 YEARS    40 YEARS
  5 CONSECUTIVE YEARS      OF SERVICE  OF SERVICE  OF SERVICE  OF SERVICE  OF SERVICE  OF SERVICE  OF SERVICE  OF SERVICE
------------------------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

  $  100,000                $  6,000    $ 11,000    $ 17,000    $ 22,000    $ 28,000    $ 33,000    $ 39,000    $ 44,000
  $  200,000                $ 14,000    $ 27,000    $ 41,000    $ 54,000    $ 68,000    $ 81,000    $ 95,000    $108,000
  $  300,000                $ 22,000    $ 43,000    $ 65,000    $ 86,000    $108,000    $129,000    $151,000    $172,000
  $  400,000                $ 30,000    $ 59,000    $ 89,000    $118,000    $148,000    $177,000    $207,000    $236,000
  $  500,000                $ 38,000    $ 75,000    $113,000    $150,000    $188,000    $225,000    $263,000    $300,000
  $  600,000                $ 46,000    $ 91,000    $137,000    $182,000    $228,000    $273,000    $319,000    $364,000
  $  700,000                $ 54,000    $107,000    $161,000    $214,000    $268,000    $321,000    $375,000    $428,000
  $  800,000                $ 62,000    $123,000    $185,000    $246,000    $308,000    $369,000    $431,000    $492,000
  $  900,000                $ 70,000    $139,000    $209,000    $278,000    $348,000    $417,000    $487,000    $556,000
  $1,000,000                $ 78,000    $155,000    $233,000    $310,000    $388,000    $465,000    $543,000    $620,000

         The credited years of service under the Pension Plan and the supplemental pension plan as of December 31, 2002 for the officers named in the table are as follows: Frederick W. Rockwood - 25 years; Scott K. Sorensen - 7 years; David L. Robertson - 21 years; Kenneth A. Camp - 22 years; and R. Ernest Waaser - 2 years.

         The Internal Revenue Code limits the amount of benefits which may be paid under a qualified pension plan, such as the Company's Pension Plan. The supplemental pension plan is a non-qualified, unfunded pension plan for senior executives through which the Company pays the amounts which could not otherwise be paid under the Pension Plan because of the limitations established by the Internal Revenue Code. Benefits under the Pension Plan and supplemental plan are not subject to deductions for Social Security or other offset amounts.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information concerning the Company's equity compensation plans as of September 30, 2002:

                                                                                             NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                   NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE EXERCISE      ISSUANCE UNDER EQUITY
                                   BE ISSUED UPON EXERCISE       PRICE OF OUTSTANDING         COMPENSATION PLANS
                                   OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND        (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS              RIGHTS ($)           REFLECTED IN COLUMN (a))
PLAN CATEGORY                               (a)                          (b)                         (c)
-------------                      -----------------------    -------------------------    ------------------------

Equity compensation plans                   2,528,036                 $   42.40                     5,075,111
approved by security holders

Equity compensation plans
not approved by security
holders(1)(2)(3)                               94,256                 $    0.00                             0
                                            ---------                 ---------                     ---------

Total                                       2,622,292                 $   40.88                     5,075,111

(1) Under the Hillenbrand Industries Stock Award Program, which has not been approved by security holders, shares of common stock have been granted to certain key employees. All shares granted under this program are contingent upon continued employment over specified terms. During 1999, 45,000 shares were granted under this program, 20,000 of which were canceled for lack of continued employment. During 2001, an additional 56,500 shares were granted under this program, 6,000 of which have been canceled. Dividends, payable in stock accrue on the grants and are subject to the same specified terms as the original grants. Shares granted in 1999 had a fair value of $27.75 per share and those in 2001 had a range of fair values from $44.38 to $50.85. Of these grants, 5,000 shares became vested on January 1, 2002, with an additional 25,000 shares scheduled to vest on October 5, 2002, 6,500 shares on January 1, 2003 and 39,000 shares on January 17, 2004. Accrued dividends related to the grants will also vest accordingly.

(2) Non-Hillenbrand family members of the Board of Directors were awarded 16,448 phantom shares of common stock in 2001 with a fair value of $57.44 per share under the Hillenbrand Director Phantom Stock Plan which has not been approved by security holders. One half of these shares vested on July 10, 2001 and the other half vested on December 31, 2001. Dividends accrued under the plan, payable in stock, vested under these same provisions. As of September 30, 2002 there were 4,201 shares vested and payable.

(3) Members of the Board of Directors may elect to defer fees earned and invest them in common stock of the Company under the Hillenbrand Industries Directors' Deferred Compensation Plan, which has not been approved by security holders. A total of 16,728 deferred shares are payable as of September 30, 2002 under this program.

                           COMPENSATION AND MANAGEMENT
                         DEVELOPMENT COMMITTEE'S REPORT

         The Compensation and Management Development Committee of the Board of Directors has prepared the following report for inclusion in this proxy statement. This report sets forth the compensation policies applicable to the Company's executive officers and the relationship of corporate performance to executive compensation.

COMPENSATION PHILOSOPHY

         The Company's compensation programs reflect a long-standing and strongly held belief in performance-oriented compensation. The elements that are integral to the design and operation of the Company's compensation administration and plan designs include:

         o creating long term shareholder value as the cornerstone of the Company's compensation philosophy;

         o linking compensation programs to the achievement of business strategies in each subsidiary;

         o having financial objectives at the subsidiary level that reflect the performance expectations of the Company for that entity; and

         o        emphasizing variable pay rather than fixed compensation.

         Performance expectations reflect the Company's commitment to achieve goals. When expectations are met or exceeded, variable compensation should be paid; when expectations are not met, variable compensation should not be paid.

         Through the end of 2001, the compensation package for the senior executives of the Company was comprised of base salary, an annual cash incentive opportunity, a three-year performance share opportunity, perquisites, stock options, and other benefits that are generally available in companies of similar size. At the end of 2001, the Committee discontinued the performance share element of the compensation program.

         During 2002, the Committee engaged a nationally recognized independent compensation and benefits consulting firm to evaluate the effectiveness of the Company's compensation and benefit programs and to provide the Committee with additional expertise in the evaluation of the Company's compensation practices. The compensation consulting firm evaluates proposals made by the Company to the Committee to assure independence in the review, approval or rejection of compensation changes recommended by the Company. This firm works directly for the Committee and performs no services to the Company other than those directed by the Committee.

COMPENSATION ELEMENTS

1. BASE SALARY

         At the senior executive level, base salaries are conservative when compared with companies of similar size and financial performance. Emphasis in the Company's compensation programs is placed on variable or "at risk" compensation rather than on base salary. The Committee reviews the base salaries of the executive officers on an annual basis. Adjustments to base salaries result from an assessment of the performance contributions of each executive in relationship to that executive's scope of responsibility. The Committee also examines the overall competitive position of the base salaries of its executive officers in relation to companies of similar size and financial performance. The Committee maintains an appropriate balance of other compensation elements, i.e., short-term incentive compensation, perquisite compensation, long-term incentive compensation, and other benefit programs including life insurance and pension benefits. The Company rewards the creation of sustainable long-term shareholder value.

         The 2002 salary of Frederick W. Rockwood reflects his promotion to President and Chief Executive Officer of the Company at the beginning of fiscal 2001. Effective July 1, 2002 the Board of Directors acted on the recommendation of the Committee to increase the base salary of Mr. Rockwood by 5.0%. Prior to making the adjustment the Committee reviewed the year to date performance of each of the subsidiaries, the financial performance of the Company, and the performance contributions of Mr. Rockwood in relationship to performance objectives, such as achievement of shareholder value targets, and made an assessment of the degree to which he was contributing to the creation of long term shareholder value. The Committee also reviewed competitive compensation information provided by the Committee's independent compensation consulting firm prior to recommending to the Board of Directors the adjustment to Mr. Rockwood's base salary.

         The Committee's independent compensation consulting firm provided marketplace competitive information regarding base salaries of other executive officers. The base salaries of executive officers of the Company were compared with those of other diversified manufacturing firms, and with base salary practices of companies who have generated total shareholder returns similar to those of the Company. Other executive officers were granted adjustments to their base salaries at the same time based both upon their performance contributions, such as attainment of continuous improvement in their areas of responsibility and management of cash flow during the preceding twelve months, and upon marketplace comparisons. Adjustments to the base salaries of the other executive officers were also determined by the Committee. Executive officers may elect to defer all or a portion of their base salary to be paid at the end of the deferral period in cash with interest accrued at the prime rate.

2. PERQUISITES

         Executive officers of the Company are eligible for perquisite compensation in an amount equal to 10% of the participant's base salary (or such other limits as may be imposed by the Committee). Perquisite compensation may be used to pay for supplemental health care, insurance benefits, financial planning assistance, club membership fees or Company common stock. All or a portion of perquisite compensation may be deferred to be paid in cash at the end of the deferral period.

3. INCENTIVE COMPENSATION

         a. SHORT TERM INCENTIVE COMPENSATION

         Under the terms of the Senior Executive Compensation Program, the Committee establishes specific financial objectives, and may establish non-financial objectives, for each subsidiary and for the Company overall. Each subsidiary is measured and rewarded based upon its performance contributions, and the Company is measured and rewarded based upon the performance of the Company and its subsidiaries overall. Short-term financial performance objectives are established annually at levels which generally represent significant improvement over prior years' earnings and cash flow results. The Committee established these objectives to maintain the appropriate balance between the short and long term performance expectations of shareholders.

         The amount of short-term incentive compensation is determined by first establishing a performance base ("Performance Base") that must be achieved before any short-term incentive compensation is available and a target ("Target") for the Company and each subsidiary. The Performance Base and Target for each company are directly related to net income and, to a lesser extent, cash flow of that company.

         Under the terms of the Program, short term incentive compensation opportunity is equal to 60% of base salary for the Chief Executive Officer and President of the Company; 50% of base salary in the case of the Chief Financial Officer of the Company and chief executive officers of the subsidiaries; 40% of base salary for most other corporate or subsidiary senior executives; and 30% for all other executive participants. For executive officers of the Company during the ten-month period ended September 30, 2002, the plan provided for short term incentive compensation ranging from 0% of the above scale upon achievement of the Performance Base, 100% of the above scale upon achievement of the Target and up to 300% of the above scale for surpassing the Target, according to a formula recommended by the Chief Executive Officer of the Company and approved by the Committee. The amounts of short-term incentive compensation paid to the Company's Chief Executive Officer and Vice Presidents and chief executive officers of the subsidiaries are recommended by the Chief Executive Officer of the Company and approved by the Committee. The amounts of short-term incentive compensation paid to other participants who are employees of the Company are established and approved by the Chief Executive Officer of the Company and the amounts of short-term incentive compensation paid to participants who are employees of subsidiaries of the Company are established by the chief executive officer of such subsidiary.

         Short-term incentive compensation is calculated for each senior executive participant at the end of each fiscal year. Short-term incentive compensation is payable in cash after forty days, but within seventy-five days, after the end of the fiscal year. All or a portion of short term incentive compensation may be deferred by the employee and invested either in cash or common stock to be paid at the end of the deferral period.

         Executive officers of the Company were awarded cash bonuses in December 2002 based upon the achievement of net income and cash flow objectives established by the Committee at the beginning of the ten-month period ended September 30, 2002. Because the Target performance of the Company was exceeded, Frederick W. Rockwood earned the maximum short-term incentive compensation payment, under the Program. In addition, based on the results of the Company and his personal performance, the Committee approved an additional discretionary bonus in the amount of $140,004 to Mr. Rockwood.

         b. LONG TERM INCENTIVE COMPENSATION

         At the end of 2001, the Compensation Committee reviewed the compensation programs for executives of the Company and its subsidiaries and determined to cease future awards under the long-term, three-year cycle component of the Senior Executive Compensation Program, and it authorized the payout of all existing awards by offering executives the opportunity to receive a prorated payment through the end of 2001 in exchange for termination of all outstanding awards under the long-term component of the Program. The Compensation Committee will continue to review whether adjustments are advisable to the other components of the compensation packages for senior executives, adjusting the level of stock option grants and short-term incentive compensation, or adopting alternative long-term incentives.

         c. STOCK OPTIONS AND DEFERRED STOCK

         The Company's Stock Incentive Plan, which was approved by the Company's shareholders in 2002, provides for the opportunity to grant stock options to officers, other key employees and non-employee directors to help align those individuals' interests with those of shareholders, to motivate executives to make strategic long-term decisions, and to better enable the Company to attract and retain capable directors and executive personnel.

         Officers and other key employees were granted stock options during the ten-month period ended September 30, 2002. These options vest over a three year period. In connection with its evaluation of the Stock Incentive Plan, the Committee utilized the services of an independent consulting compensation firm to provide marketplace competitive information as well as the practices of companies who have generated similar total shareholder returns.

         From time to time, the Company has made deferred stock awards to executives of the company for various reasons, as presented in footnote 2 of the Summary Compensation Table.

                                      * * *

         Section 162(m) of the Internal Revenue Code limits tax deductibility of certain executive compensation in excess of $1 million per year unless certain requirements are met. The Senior Executive Compensation Program, and the Stock Incentive Plan are designed to meet these requirements. The Stock Incentive Plan will enable the Committee to grant awards, which satisfy the Section 162(m) requirements as well as those which do not. The policy of the Committee related to these requirements is to maintain a compensation program, which maximizes the creation of long-term shareholder value. The Committee's intention is to comply with the requirements of Section 162(m) except in those limited cases where the Committee believes shareholder interests are best served by another approach. The grants of certain deferred stock awards in 2001 did not satisfy the requirements of Section 162(m).

         Respectfully submitted to the Company's shareholders by the Compensation and Management Development Committee of the Board of Directors.

BY: COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Rolf A. Classon (Chairman)
Ray J. Hillenbrand
Peter H. Soderberg
(Each of whom the Board of Directors has determined is an independent director under applicable standards)

                 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                                 PARTICIPATION

         From May 17, 2002 until September 4, 2002, the Compensation Committee consisted of Messrs. Rolf A. Classon, John C. Hancock (Chairman), John A. Hillenbrand II and Peter H. Soderberg. Prior to May 17, 2002, the Committee consisted of Peter F. Coffaro, Leonard Granoff, John C. Hancock (Chairman) and Ray J. Hillenbrand. Effective September 4, 2002, the Committee was renamed as the Compensation and Management Development Committee. This Committee now consists of Rolf A. Classon (Chairman), Ray J. Hillenbrand, and Peter H. Soderberg. Daniel A. Hillenbrand was Chief Executive Officer of the Company until April 11, 1989, and Chairman of the Board of the Company until January 17, 2001. Ray J. Hillenbrand has served as Chairman of the Board of the Company since January 17, 2001. W August Hillenbrand was Chief Executive Officer of the Company until December 2, 2000. For a discussion regarding certain relationships and related transactions involving certain of the directors who were members of this committee during the ten-month period ended September 30, 2002, see "About the Board of Directors (Including Director Compensation - Certain Relationships and Related Transactions."

                            COMPANY STOCK PERFORMANCE

         The following graph for the fiscal years ended on the Saturday closest to November 30 of 1997 through 2001 and the ten-month period ended September 30, 2002 compares the cumulative total return for common stock of the Company with the S & P 500 and S&P 500 Health Care Equipment Index. In prior years, the Company used the S&P 500 Manufacturing (Diversified Industrial) Index rather than the S&P 500 Health Care Equipment Index. During 2002, S&P discontinued publishing the Manufacturing (Diversified Industrial) Index and now includes the Company in its Health Care Equipment classification, which the Company considers a more appropriate classification given the nature of the Company's business. Accordingly, the Company has elected to use the S&P 500 Health Care Equipment Index this year and going forward. For comparison, the Company has included in the graph below the total return of the group of companies that formerly comprised the S&P 500 Manufacturing (Diversified Industrial) Index: 3M Company, Crane Company, Danaher Corp., Eaton Corp., Honeywell International Inc., Illinois Tool Works, ITT Industries, Inc., Johnson Controls, Inc., Parker-Hannifin Corp., Textron Inc., Thermo Electron Corp., Tyco International Ltd., and United Technologies Corp.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
          FOR FISCAL YEARS ENDED NOVEMBER 1997 THRU 2001 AND 10-MONTH
                          PERIOD ENDED SEPTEMBER 2002
                  AMONG HILLENBRAND INDUSTRIES, S&P 500 INDEX,
             S&P 500 HEALTH CARE EQUIPMENT INDEX AND MANUFACTURING
                                     GROUP
                              BASE = NOVEMBER 1997

               NOV 1997       1998      1999      2000     2001      2002
               --------       ----      ----      ----     ----      ----
Hillenbrand         100        129        79       121      127       133
S&P 500             100        124       150       143      126        91
S&P HC Equip        100        135       140       184      179       152
Mfg. Group          100        113       131       145      147        92

                   FISCAL YEARS ENDED NOVEMBER 1997 THRU 2001
                    AND 10-MONTH PERIOD ENDED SEPTEMBER 2002

The graph assumes $100 invested in November 1997. Total return assumes that all dividends are reinvested when received.

                            AUDIT COMMITTEE'S REPORT

         The Audit Committee of the Board of Directors (the "Committee") is composed of four directors, each of whom satisfies the definition of independent director as established in the New York Stock Exchange existing and proposed new Listing Standards. The Committee operates under a written charter adopted by the Board of Directors which was reviewed and revised during the ten-month period ended September 30, 2002 and is attached as Appendix B to this Proxy Statement.

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and the issuance of a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. PwC discussed with the Committee matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         PwC also provided to the Committee the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). PwC informed the Audit Committee that it was independent with respect to the Company within the meaning of the securities acts administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board, and PwC discussed with the Committee that firm's independence with respect to the Company.

         Based upon the Committee's discussions with management and PwC and the Committee's review of the representation of management and the report of PwC to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Transition Report on Form 10-K for the transition period from December 2, 2001 to September 30, 2002.

         In addition, the Committee has discussed with the Chief Executive Officer and the Chief Financial Officer of the Company the certifications required to be given by such officers in connection with the Company's Transition Report on Form 10-K pursuant to the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules adopted thereunder, including the subject matter of such certifications and the procedures followed by such officers and other management in connection with the giving of such certifications.

BY:  AUDIT COMMITTEE

Charles E. Golden (Chairman)
Rolf A. Classon
Ray J. Hillenbrand
Peter H. Soderberg
(Each of whom the Board of Directors has determined is an independent director under applicable standards)


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         Subject to shareholder ratification, the Audit Committee of the Board of Directors of the Company has appointed the firm of PricewaterhouseCoopers LLP ("PwC"), certified public accountants, as independent auditors to make an examination of the consolidated financial statements of the Company for its fiscal year ending September 30, 2003. PwC served as the independent auditors of the Company for the ten-month period ended September 30, 2002. A representative of PwC will be present at the annual meeting with an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

AUDIT FEES

         In aggregate, PwC fees billed for professional services rendered in the audit of the Company's annual consolidated financial statements for the ten-month period ended September 30, 2002 and in reviewing interim consolidated financial statements, as included in quarterly reports on Form 10-Q for that ten-month period, were $1,180,227.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the ten-month period ended September 30, 2002, PwC did not render any information technology services to the Company relating to financial information systems design and implementation.

ALL OTHER FEES

         In aggregate, PwC billed the Company $2,228,448 in fees for all non-audit and non-financial information systems design and implementation services rendered by PwC for the ten-month period ended September 30, 2002. These services included a variety of federal, state and international tax consulting projects, statutory audits of a number of the Company's insurance operations, employee benefit plan audits, transaction services consulting, routine consulting on various financial reporting matters and various other consultations. The Audit Committee considered whether the non-audit services provided by PwC to the Company are compatible with PwC's independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                              COST OF SOLICITATION

         The entire cost of solicitation of proxies by the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, facsimile, telephone, electronic communication and telegram by directors, officers and employees of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

                              SHAREHOLDER PROPOSALS

         In order for shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 to be presented at the Company's 2004 annual meeting of shareholders and included in the Company's proxy statement and form of proxy relating to that meeting, such proposals must be submitted to the Secretary of the Company at the Company's principal offices in Batesville, Indiana not later than September 9, 2003.

         In addition, the Company's Code of Bylaws provides that for business to be brought before a shareholders' meeting by a shareholder or for nominations to the Board of Directors to be made by a shareholder for consideration at a shareholders' meeting, notice thereof must be received by the Secretary of the Company at the Company's principal offices not later than 100 days prior to the anniversary of the immediately preceding annual meeting, or not later than November 5, 2003 for the 2004 annual meeting of shareholders. The notice must also provide certain information set forth in the Code of Bylaws.

                           INCORPORATION BY REFERENCE

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporates this proxy statement by reference, the Audit Committee's Report and its Charter, the Compensation and Management Development Committee's Report and the graph Comparison of Five Year Cumulative Total Return shall not be incorporated by reference into any such filings.



                                             Patrick D. de Maynadier
                                             Secretary
January 13, 2003

                                                                      APPENDIX A

                          HILLENBRAND INDUSTRIES, INC.

                                 (the "COMPANY")
                         CORPORATE GOVERNANCE STANDARDS

                                       FOR

                               BOARD OF DIRECTORS



            (As approved by Board of Directors on September 4, 2002)

The following corporate governance standards established by the Board of Directors provide a structure within which directors and management can effectively pursue the Company's objectives for the benefit of its shareholders and other constituencies. The Company's business is managed under the direction of the Board, but the conduct of the Company's business has been delegated by the Board to the Company's senior management team.

1. The Board will consider all major decisions of the Company. However, the Board has established the following standing Committees so that certain important areas can be addressed in more depth than may be possible in a full Board meeting: Audit Committee, Nominating/Corporate Governance Committee, Compensation and Management Development Committee and Finance Committee. Each standing Committee has a specific charter that has been approved by the Board.

2. Within two years following the approval by the Securities and Exchange Commission of the independence requirements for directors that have been proposed by the New York Stock Exchange, at least a majority of the directors of the Company shall be independent, as determined pursuant to numbered paragraph 3 below.

3. The Board must affirmatively determine annually, based on a consideration of all relevant facts and circumstances, whether each director has any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that represents a potential conflict of interest or otherwise interferes with a director's exercise of his or her independent judgment from management and the Company. If so, such director cannot be considered independent. In assessing the materiality of a director's relationship with the Company and each director's independence, the Board shall consider the issue of materiality not only from the standpoint of the director but also from that of the persons or organizations with which the director has an affiliation. Material relationships can include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. In assessing a director's independence, the Board shall also consider the director's ownership, or affiliation with the owner, of less than a controlling amount of voting securities of the Company. The basis for the Board's determination that a relationship is not material shall be disclosed in the Company's annual proxy statement. The Board cannot conclude that a director is independent if he or she falls into one of the following categories:

         o the director is, or within the last five years has been, employed by the Company or any of its subsidiaries;

         o the director is, or within the past five years has been, affiliated with or employed by a present or former auditor of the Company (or an affiliate);

         o the director is, or within the past five years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs such director;

         o the director has a spouse, parent, child, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or other person who shares his or her home (collectively, an "immediate family member") that falls into one of the foregoing three categories; provided, however, that the disqualification of one director from being independent pursuant to this provision shall not automatically disqualify any other director on the Board who is an immediate family member of such disqualified director but the disqualification of an immediate family member shall be one of the facts and circumstances considered by the Board in assessing such other director's independence; or

         o the director owns, or is affiliated with the owner, of a controlling amount of voting stock of the Company.

Moreover, the Board discourages the following types of transactions with or on behalf of non-officer directors:

         o the making of substantial charitable contributions to any organization in which a director is affiliated;

         o the entering into of consulting contracts with (or providing other indirect forms of compensation to) directors; or

         o the entering into of other compensatory arrangements with directors that may raise questions about their independence.

4. The Audit Committee, the Nominating/Corporate Governance Committee and the Compensation and Management Development Committee of the Board will consist entirely of independent directors.

5. Each member of the Board will act in accordance with the criteria for selection and discharge the responsibilities set forth in the Position Specifications(1) for a director of the Company.

6. In addition to evaluations to be performed by the Compensation and Management Development Committee, the Board will evaluate the performance of the Company's Chief Executive Officer and certain other senior management positions at least annually in meetings of independent directors that are not attended by the Chief Executive Officer. As a general rule, the Chief Executive Officer should not also hold the position of Chairman of the Board. However, if, with the Board's approval, the Chief Executive Officer also holds the position of Chairman of the Board, the Board will elect a non-executive Vice Chairman (or a non-executive director who is the Lead Director). The Vice Chairman or Lead Director will preside at meetings to evaluate the performance of the Chief Executive Officer.

7. Every year the Board will engage management in a discussion of the Company's strategic direction and, based on that discussion, set the Company's strategic direction and review and approve a three-year strategic framework and a one-year business plan.

----------

(1) See Position Specification for Member of Board of Directors of Hillenbrand Industries, Inc.

8. On an ongoing basis during each year, the Board will monitor the Company's performance against its annual business plan and against the performance of its peers. In this connection, the Board will assess the impact of emerging political, regulatory and economic trends and developments on the Company. The Board will hold periodic meetings devoted primarily to the review of the Company's strategic plan and business plan and its performance against them.

9. The Nominating/Corporate Governance Committee will annually assess the Board's effectiveness as a whole as well as the effectiveness of the individual directors and the Board's various Committees, including a review of the mix of skills, core competencies and qualifications of members of the Board, which should reflect expertise in one or more of the following areas: accounting and finance, healthcare, international business, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development, and executive compensation. In order to make these assessments, the Nominating/Corporate Governance Committee shall solicit annually the opinions of each director regarding the foregoing matters. Ineffective directors shall be replaced as promptly as practicable and inefficient Committees of the Board shall be restructured or eliminated promptly.

10. Directors are expected to own shares of common stock of the Company. The Board of Directors may from time to time adopt, revise or terminate director stock ownership guidelines.

         Directors are encouraged to limit the number of directorships that they hold in public companies so that they can devote sufficient time to the discharge of their responsibilities to each public company for which they serve as a director, including the Company. The members of the several Board committees shall be elected by the Board at the annual meeting of the Board to serve until the next annual meeting of the Board or until their successors shall be duly elected and qualified. Unless the Chair of any Committee is elected by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership. The several Committee Chairs will periodically report the Committee's findings and conclusions to the Board. Upon termination of or significant change in a member of the Board's principal employment, he or she shall notify the Chairman of the Board and tender his or her resignation from the Board, which may be rejected by the Board if the change in status is satisfactory and the Board believes that the director will continue to be a valuable contributor to the Board.

11. Succession planning and management development will be reviewed annually by the Chief Executive Officer with the Board.

12. All executive officers are expected to own shares of the Company's common stock, in addition to their shares of restricted stock and options to purchase common stock.

13. Incentive compensation plans will link executive compensation directly and objectively to measured financial and non-financial goals set in advance by the Compensation and Management Development Committee.

14. Shareholders of the Company will be given an opportunity to vote on the adoption and amendment of all equity-compensation plans. Brokers may not vote a customer's shares on any equity compensation plan unless the broker has received that customer's instructions to do so.

15. Subject to limited exceptions permitted by law, the Company will not directly or indirectly grant loans to executive officers or directors of the Company that are not available to outsiders.

16. Stock options will not be repriced, that is, the exercise price for options will not be lowered even if the current fair market value of the underlying shares is below their exercise price.

17. Analyses and empirical data that are important to the directors' understanding of the business to be conducted at a meeting of the Board or any Committee will be distributed, to the extent practicable, in writing to all members in advance of the meeting. Management will make every reasonable effort to assure that this material is both concise and in sufficient detail to provide a reasonable basis upon which directors may make an informed business decision. In many cases, significant items requiring Board or Committee approval may be reviewed in one or more meetings, with the intervening time being used for clarification and discussion of relevant issues. Outside directors shall be encouraged to provide input into the development of Board and Committee meeting agenda.

18. Directors shall have complete access to the Company's management. It is assumed that directors will exercise reasonable judgment to assure that contact of this sort is not distracting to the business operations of the Company and that any such contact, if in writing, will be copied to the Chief Executive Officer and the Chairman of the Board. Furthermore, the Board encourages the Chief Executive Officer to bring managers into Board meetings from time to time who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, and/or (b) represent potential members of future senior management that the Chief Executive Officer believes should be given exposure to the Board.

19. The Chief Executive Officer or other appointed members of the senior management team shall report to the Compensation and Management Development Committee once a year regarding the adequacy and suitability of the Company's Board compensation package in relation to other comparable U.S. companies. Changes in Board compensation, if any, should be suggested by the Compensation and Management Development Committee and approved only after a full discussion among the members of the Board.

20. The Board is responsible for the enactment and approval of changes in the Company's Code of Business Conduct and Ethics ("Policy Statement"). The Board's Audit Committee has responsibility for the oversight of the implementation and administration of the Policy Statement, the review and assessment at least annually of the effectiveness of the Policy Statement and the recommendation to the Board of suggested changes in the Policy Statement.

21. While the Board will review from time to time its compensatory arrangements with its non-officer, non-employee directors, the Board believes that the form and amount of the Company's current compensatory arrangements with its non-officer, non-employee directors summarized below are both customary and appropriate:

         o Annual retainer of $150,000, payable quarterly, to the Chairman and Lead Director of the Board;

         o Annual retainer of $25,000, payable quarterly to all other non-officer, non-employee;

         o $3,500 fee for attending in person each meeting of the Board and $1,000 fee for each additional day spent at a Board meeting, in each case payable at the conclusion of the meeting;

         o Annual retainer of $5,000 for serving as chairperson of the Board's Nominating/Corporate Governance, Audit, Finance and Compensation and Management Development Committees, payable quarterly;

         o $1,500 fee for attending in person each meeting of the Nominating/Corporate Governance, Finance, Audit and Compensation and Management Development Committees, payable at the conclusion of the meeting;

         o $1,500 fee for attending in person any other ad hoc committee of the Board, other than one held before, during or after a Board meeting, payable at the conclusion of the meeting;

         o 50% of usual meeting fee for attending a Board or committee meeting by telephone, payable at the conclusion of the meeting;

         o Reimbursement for reasonable costs and expenses in attending Board and committee meetings; and

         o Automatic annual grant of options to purchase 4,000 shares of the Company's common stock at fair market value on the date of grant pursuant to the Company's Stock Incentive Plan, with such number of shares subject to options being 10,000 for the Chairman and Lead Director of the Board .

22. The Board's Compensation and Management Development Committee shall from time to time review and propose adoption by the Board of revisions to the Company's current compensatory arrangements with its non-officer directors and members of the Board's various committees.

23. The Board will consider from time to time its optimum size and will increase or decrease from time to time, as appropriate, the number of its members.

24. The Board is committed to the continuing orientation and training of new and incumbent directors at the Board and Committee levels.

25. The non-management directors regularly shall conduct executive sessions without participation by any employees of the Company and shall designate and publicly disclose the name of a director who will preside at regularly scheduled meetings of the non-management directors.

26. While the information needed for the Board's decision making generally will be found within the Company, from time to time the Board may seek legal or other expert advise from sources independent of management. Generally such advice will be sought with the knowledge and concurrence of the Chief Executive Officer. Accordingly, the Board shall have the sole authority to engage, compensate, oversee and terminate external independent consultants, counsel and other advisors as it determines necessary to carry out its responsibilities. The Company shall provide appropriate funding (as determined by each committee) for payment of compensation to advisors engaged by the Board.

27. Likewise, each committee of the Board shall have the sole authority to engage, compensate, oversee and terminate external independent consultants, counsel and other advisors as it determines necessary to carry out its duties, including the resolution of any disagreements between management and the auditor regarding financial reporting. The Company shall provide appropriate funding (as determined by each committee) for payment of compensation to advisors engaged by the committees.

28. These Corporate Governance Standards have been developed and approved by the Board. The Board will review at least annually the practices incorporated into these Corporate Governance Standards by comparing them to the standards identified by leading governance authorities and the evolving needs of the Company and determine whether these Corporate Governance Standards should be updated. These

         Corporate Governance Standards shall be published in the Company's Proxy Statement or Annual Report to shareholders.

                                                                      Appendix B

                  HILLENBRAND INDUSTRIES, INC. (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

            (As approved by Board of Directors on September 4, 2002)

MISSION STATEMENT

The Audit Committee ("Committee") shall assist the Board of Directors of the Company ("Board") in fulfilling its oversight responsibilities regarding financial reports and financial controls of the Company. In discharging that role, the Committee shall review the Company's financial reporting process, its system of internal controls regarding accounting, legal and regulatory compliance and ethics that management or the Board, as the case may be, have established and the internal and external audit processes of the Company. The Committee will endeavor to maintain effective working relationships with the Board, management, and the internal and external auditors. Each Committee member will maintain an understanding of the requirements of membership which are necessary to meet and fulfill Committee responsibilities.

ORGANIZATION

The Board shall arrange that:

1. The Committee shall be comprised of at least three members of the Board, each of whom must meet the independence criteria set forth in the Company's Corporate Governance Standards for the Board of Directors at all times during his or her tenure on the Committee. A director who meets the independence criteria mandated for Committee members, but who also holds 20% or more of the Company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Committee. No member of the Committee may (a) accept, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, any consulting, advisory or other compensatory fee from the Company or (b) be an affiliated person(1) of the Company or any of its subsidiaries.

2. All members of the Committee should possess, at a minimum, basic financial literacy, as such qualification is interpreted by the Board, or acquire such literacy within a reasonable period of time from joining the Committee. At the present time, the Board interprets "financial literacy" to mean the ability to read and understand audited and unaudited consolidated financial statements (including the related notes) and monthly operating statements of the sort released or prepared by the Company, as the case may be, in the normal course of its business.

3. The Chair shall be available, capable, qualified and competent in dealing with financial and related issues and shall have accounting or related financial management expertise. At least one member of the Committee shall be a financial expert who shall have, through education and experience as a public accountant or auditor or a principal financial officer, comptroller or principal accounting officer (or other position involving the performance of similar functions) of a public reporting company,

----------

(1) To be defined by the Securities and Exchange Commission; however, compliance with the independence requirements of the New York Stock Exchange should satisfy this requirement.

         o an understanding of generally accepted accounting principles and financial statements;

         o experience in (i) the preparation of or auditing of financial statements of a generally comparable public reporting company and (ii) the application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves;

         o        experience with internal accounting controls;

         o        an understanding of the audit committee function; and

         o such other experience as may be required to meet any additional requirements promulgated by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

4. No director shall be appointed to the Committee who is currently serving on the audit committees of three or more other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee and such determination is disclosed in the Company's annual proxy statement.

5. The members of the Committee shall be designated by the Board at the annual meeting of the Board to serve until the next annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is designated by the Board, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

6. Committee meetings shall be held not less than quarterly, usually in conjunction with the Company's regular quarterly Board meetings. The Committee may choose to meet more frequently, if needed.

ROLES AND RESPONSIBILITIES

The Committee's responsibility is oversight, and it and the Board recognize that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Committee recognizes that financial management, the internal audit staff, and the external auditors, have more knowledge and more detailed information about the Company than do the members of the Committee. Consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification of the financial statements prepared by management or the audit work performed by the internal or external auditors.

In this regard, the following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under any particular set of circumstances.

FINANCIAL REPORTING

The Committee shall:

1. Review with management and the external auditors any financial statement issues and the results of the audit.

2. Review management's disposition of proposed significant audit adjustments as identified by the external auditors.

3. Inquire into the fairness of the statements and disclosures by requesting explanations from management and from the internal and external auditors on whether:

         o Generally accepted accounting principles have been consistently applied.

         o        There are any significant or unusual events or transactions.

         o The Company's financial and operating controls are functioning effectively.

         o The Company's financial statements contain adequate and appropriate disclosures.

4. Review with the external auditors their views as to the quality of the Company's accounting principles and financial reporting practices.

5. Review and discuss with management and the external auditors the Company's annual audited financial statements and recommend to the Board the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K.

6. Prior to the Company's filing of each Annual Report on Form 10-K and Quarterly Report on Form 10-Q, review and discuss with management and the external auditors the content of such filing, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and review any exceptions to the certifications required of the Chief Executive Officer and Chief Financial Officer in connection with such filings. The Committee shall also discuss with the external auditors the matters required to be brought to the Committee's attention by Statement on Auditing Standards No. 61, as well as other matters that should be communicated to the Committee by the external auditors.

7. Discuss with management, prior to their dissemination, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, provided that, if it is not otherwise practicable for the entire Committee to review revisions to earnings guidance, such review may be performed by the Chairman of the Committee.

INTERNAL CONTROL

The Committee shall:

1. Review with management, as well as internal and external auditors, the Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

2. Require that the internal and external auditors and management keep the Committee informed about any significant fraud, illegal acts, or deficiencies in internal control, and similar significant matters.

3. Create an opportunity that significant findings and recommendations made by the internal and external auditors can be received and discussed on a timely basis.

4. Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.

5. Inquire as to the extent to which internal and external auditors review computer systems and applications and the security of such systems and applications.

INTERNAL AUDIT

1. The Committee shall review as often as it deems necessary but at least annually:

         o The annual audit plan, activities and organizational structure of the internal audit function.

         o The qualifications of the internal audit function and, when necessary, participate in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

         o        The effectiveness of the internal audit function.

2. The Committee shall also review periodically as it deems appropriate the reports prepared by the internal audit staff and management's responses to such reports.

EXTERNAL AUDIT

1.       The Committee shall review:

         o        The external auditors' proposed audit scope and approach.

         o        The performance of the external auditors.

2. The Committee shall have the direct responsibility for and the sole authority to engage, compensate, oversee and terminate the Company's external auditors (subject, where applicable, to shareholder ratification), including the resolution of any disagreements between management and the Company's external auditors regarding financial reporting. The Company shall provide appropriate funding (as determined by the Committee) for payment of compensation to the Company's external auditors.

3. The Committee must approve in advance any non-audit services performed by the Company's external auditors, including tax services. Notwithstanding the foregoing, the Company's external auditors may not provide the following services to the Company: bookkeeping or other services related to the accounting records or financial statements of the Company; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible. Any non-audit service approved by the Committee and performed by the Company's external auditors must be disclosed to investors in the Company's reports on Form 10-K and Form 10-Q.

4. The lead (or coordinating) audit partner and the audit review partner associated with the Company's external auditors must be changed at least every five years.

5. The Committee cannot engage external auditors to perform audit services for the Company if the Company's Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or any person in an equivalent position was employed by such external auditors within one year preceding the initiation of the audit.

6. The Committee shall, at least annually, use its best efforts to obtain and review a report from the external auditors addressing: (a) the auditors internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditors; (c) any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors and any steps taken to deal with such issues; and (d) the independence of the external auditors, including a discussion of any relationships or services that may impact their objectivity and independence.

OTHER RESPONSIBILITIES

The Committee shall:

1. Meet at least quarterly, with the external auditors, Director of Internal Audit, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

2. Update the Board about Committee activities and make appropriate recommendations, as often as the Board deems appropriate.

3. Annually review and assess the continuing adequacy of this Charter and the performance of the members of the Committee and, if appropriate, recommend changes for the approval of the Board.

4. Prepare a report to shareholders to be included in the Company's proxy statements as required by the Securities and Exchange Commission.

5. Perform any other activities consistent with this Charter, the Company's Code of By-laws and governing law, as the Committee or the Board deems necessary, appropriate or desirable.

6. As appropriate, obtain advice and assistance from outside legal, accounting or other advisors without the necessity for prior authorization by the Board.

7. Establish policies for the hiring by the Company of present or former employees of the Company's external auditors.

ETHICAL, LEGAL AND REGULATORY COMPLIANCE

The Committee shall:

1. Review and assess at least annually the Company's Code of Business Conduct and Ethics (the "Policy Statement"), recommend changes in the Policy Statement as conditions warrant and confirm that management has established a system to monitor compliance with the Policy Statement by officers and relevant employees of the Company.

2. Review management's monitoring of the Company's compliance with the Policy Statement, and confirm that management has a review system in place to maximize the likelihood that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy applicable legal requirements.

3. Review, with the Company's counsel, legal and regulatory compliance matters including corporate securities trading policies.

4. Review, with the Company's counsel, any legal or regulatory matter that could have a significant impact on the Company's financial statements.

5. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

OPERATIONS

The Committee shall conduct its operations in accordance with the procedures set forth in Article 4 of the Company's Code of By-Laws applicable to the operations of the Board, except to the extent that such procedures are modified on superseded by the terms of this Charter. The Committee shall have the authority to adopt such additional procedures for the conduct of its business as are not inconsistent with those referred to in the preceding sentence. Except as otherwise expressly provided herein, the Committee shall have no authority to delegate its responsibilities to any subcommittee.

GENERAL LIMITATIONS

The Board recognizes that the members of the Committee will discharge the foregoing oversight responsibilities by evaluating (a) reports given to them,
(b) presentations made to the them and (c) other significant financial reporting decisions which are reported to them by management, internal auditors and external auditors. Within the bounds of sound business judgment and assessment, and to the extent permitted by the Indiana Business Corporation Law, each member of the Committee shall be entitled to rely on the integrity of the individuals and organizations from whom they receive such information. In discharging his or her duties as a member of the Committee, each member is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, that is prepared and presented by either (i) one or more officers or employees of the Company who the member reasonably believes to be reliable and competent in the matters presented or (ii) legal counsel, external independent auditors or other persons as to the matters the member reasonably believes are within the person's professional or expert competence. The Committee may also retain independent counsel, accountants or others, as it deems appropriate. Furthermore, in fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not hold themselves out to be, accountants or auditors by profession or experts in the fields of accounting or auditing.

                                                 000000 0000000000 0 0000
HILLENBRAND INDUSTRIES, INC.
                                                 000000000.000 ext
                                                 000000000.000 ext
                                                 000000000.000 ext
MR A SAMPLE                                      000000000.000 ext
DESIGNATION (IF ANY)                             000000000.000 ext
ADD 1                                            000000000.000 ext
ADD 2                                            000000000.000 ext
ADD 3
ADD 4                                            HOLDER ACCOUNT NUMBER
ADD 5
ADD 6                                            C 1234567890           J N T

[BARCODE]

                                                 [BARCODE]

                                                 [ ] Mark this box with an X if
                                                     you have made changes to
                                                     your name or address
                                                     details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A ELECTION OF DIRECTORS                 PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the election of director nominees:

To serve three-year terms as directors:                 To serve a one-year term as director:

                             FOR  WITHHOLD                                  FOR    WITHHOLD

01 - Rolf A. Classon         [ ]    [ ]          04 - Peter H. Soderberg    [ ]      [ ]

02 - Charles E. Golden       [ ]    [ ]

03 - W August Hillenbrand    [ ]    [ ]


B RATIFICATION OF APPOINTMENT OF AUDITORS

2. The Board of Directors recommends a vote FOR the following proposal.

                                          FOR    AGAINST    ABSTAIN
Ratification of the appointment of
PricewaterhouseCoopers LLP as             [ ]      [ ]        [ ]
independent auditors.


C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR
YOUR INSTRUCTIONS TO BE EXECUTED.
Please sign name and title exactly as shown on label on this proxy card.

Signature 1 - Please keep signature within the box      Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)


--------------------------------------------------      --------------------------------------------------    -----------------

--------------------------------------------------------------------------------
PROXY - HILLENBRAND INDUSTRIES, INC.
--------------------------------------------------------------------------------

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 13, 2003

The undersigned appoints Ray J. Hillenbrand and Frederick W. Rockwood, or either of them, with full power of substitution, as proxies to vote all the shares of the undersigned at the Annual Meeting of Shareholders of Hillenbrand Industries, Inc. (the "Company") to be held at the Sherman House, 35 South Main Street, Batesville, Indiana 47006-0067, on February 13, 2003 10:00 a.m., local time, and at any adjournments of the meeting, on the matters listed on the reverse side and on any other business that comes before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ITEMS 1 AND 2. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

IMPORTANT: THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, PARTNER, OFFICER OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, ALL HOLDERS MUST SIGN THE PROXY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

(continued and to be signed on reverse side)





INTERNET AND TELEPHONE VOTING INSTRUCTIONS

YOU CAN SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two methods outlined below to submit your proxy. Have this proxy card in hand when you call.

---------------------------------------------------------------------           ---------------------------------------
To submit your proxy using the Telephone (within the U.S. and Canada)           To submit your proxy using the Internet
---------------------------------------------------------------------           ---------------------------------------


o Call toll free 1-866-222-5651 in the United States or Canada any time         o Go to the following web site:
  on a touch tone telephone. There is NO CHARGE to you for the call.              WWW.COMPUTERSHARE.COM/US/PROXY

o Enter the HOLDER ACCOUNT NUMBER (EXCLUDING THE LETTER "C") and                o Enter the information requested on your
  PROXY ACCESS NUMBER located below.                                              computer screen and follow the simple
                                                                                  instructions.
o Follow the simple recorded instructions.

  Option 1: To vote as the Board of Directors recommends on ALL proposals:
            Press 1.

            When asked, please confirm your vote by pressing 1.

  Option 2: If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER C0123456789                                      PROXY ACCESS NUMBER    12345

IF YOU SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.
PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 12:00 MIDNIGHT, CENTRAL TIME, ON FEBRUARY 12, 2003.
THANK YOU FOR VOTING